UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
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             (Exact name of Registrant as specified in its Charter)


                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------       ----------------        -------------------
(State or other          (Commission            (I.R.S. Employer
jurisdiction of          File Number)           Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      As described in the 8-K dated October 17, 2006, the Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G and Geodyne Energy Income Limited Partnership II-H (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on October 11, 2006. The J.E. Parker H well failed to attain the minimum bid set forth at auction, but was sold to the high bidder, XTO Energy, Inc., on October 16, 2006 following additional negotiations. The combined net proceeds from the October 11, 2006 auction and the sale of the J.E. Parker H well are shown below:


                                            Reserves
        Number                              Sold as         Reserve
          of    Location      Number      of 12/31/05        Value
        Wells     of           of         Oil      Gas        Sold       Net
P/ship   Sold  Properties   Purchasers   (Bbls)   (Mcf)     12/31/05   Proceeds
------ ------- -----------  ----------  -------  -------  ----------  ----------
 II-E    43    Lousiana        16        38,977   33,676  $  925,401  $1,899,133
               and Texas
 II-F    40    Texas           15        78,185   82,142   2,011,371   4,309,810
 II-G    40    Texas           15       163,025  171,683   4,198,431   8,998,927
 II-H    40    Texas           15        37,825   39,729     972,959   2,084,710


      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  November  15,  2006  cash   distributions   paid  by  the
Partnerships.

      These sales were part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in December 2006 and February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K/A on or before November 13, 2006.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: October 20, 2006